SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [ x ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

☐ PreliminaryProxy Statement	☐ Confidential, For Use of the Commission Only(as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

TAC Acquisition Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

Filed by TAC Acquisition Corp. Pursuant to Rule 14a-12

under the Securities Exchange Act of 1934

This filing relates to a proposed acquisition by TAC Acquisition Corp. (“TAC”) of AVIEL Systems, Inc., a Virginia corporation (“AVIEL”). Stockholders of TAC are urged to read the amended proxy statement regarding its proposed acquisition of AVIEL filed with the U.S. Securities and Exchanges Commission, as it contains important information regarding AVIEL and the transaction and to read the definitive proxy statement when it is available. Copies of the amended proxy statement and other relevant documents filed by TAC, which contains preliminary information about TAC and AVIEL, are available when filed and without charge at the U.S. Securities and Exchange Commission’s Internet Site (http://www.sec.gov). The definitive proxy statement, when available, may also be obtained from TAC without a charge by directing a request to TAC Acquisition Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830, ATTN: Dana Serman Tel: (203) 983-5276.

TAC and its directors and executive officers may be deemed to be participants in the solicitation of proxies with respect to the proposed acquisition of AVIEL. Information regarding TAC’s directors and executive officers is available in its Form 10-K for the year ended December 31, 2005, filed with the U.S. Securities and Exchange Commission. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the preliminary proxy statement filed with the U.S. Securities and Exchange Commission and will be contained in the definitive proxy statement when it becomes available.

In connection with the proposed acquisition, TAC will hold meetings with certain of its stockholders. The following slide show presentation will be used in such meetings.

TAC Acquisition Corp. 8 Sound Shore Drive Suite 255 Greenwich, CT 203.983.5276 Presentation to ________ October 2006 TAC Acquisition Corp. acquisition of

TAC Acquisition Corp. acquisition of AVIEL Systems, Inc.

Stockholders of TAC Acquisition Corp. (TAC) are urged to read the amended proxy statement regarding its proposed acquisition of AVIEL Systems, Inc. (AVIEL) filed with the U.S. Securities and Exchange Commission, as it contains important information regarding AVIEL and the transaction and to read the definitive proxy statement when it is available. Copies of the amended proxy statement and other relevant documents filed by TAC, which contains preliminary information about TAC and AVIEL, are available when filed and without charge at the U.S. Securities and
Exchange Commission's Internet site
(http://www.sec.gov).
The definitive proxy
statement, when available, may also be obtained from TAC without charge by directing a request to TAC Acquisition Corporation, 8 Sound Shore Drive, Suite 255,
Greenwich, CT 06830, ATTN: Dana Serman Tel: (203)983-5276.
TAC and its directors and executive officers may be deemed to be participants in the solicitation of proxies with respect to the proposed acquisition of AVIEL. Information regarding TAC's directors and executive officers is available in its Form 10-K for the year ended December 31, 2005, filed with the U.S. Securities and Exchange
Commission. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the preliminary proxy statement filed with the U.S. Securities and
Exchange Commission and will be contained in the definitive proxy statement when it becomes available.

TAC Acquisition Corp. acquisition of AVIEL Systems, Inc.

Forward-looking Statements
This slide presentation contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions. Any statements that are not statements of historical fact
(including statements containing the words "believes," "plans," "anticipates," "expects," "estimates"
and similar expressions) should also be considered to be forward-looking statements. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-
looking statements. These factors are identified in the preliminary proxy statement filed Securities and
Exchange Commission. We undertake no obligation to update such statements to reflect subsequent events.
The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements:
• TAC's dependence on key personnel, many of whom will not remain with TAC following the acquisition of AVIEL;
• TAC’s personnel allocating their time to other businesses and potentially having conflicts of interest with our business;
• risks that the acquisition of AVIEL or another business combination may not be completed due to failure of the conditions to closing being satisfied or other factors;
• risks that the amount of cash available to the combined company after the merger may not be sufficient for it to pursue desired acquisitions or make the investment necessary for it to continue its organic growth; and
• risks associated with the federal services sector in general and the defense and homeland security sectors in particular; as well as other relevant risks detailed in TAC's filings with the
U.S. Securities and Exchange Commission. The information set forth herein should be read in light of such risks. TAC does not assume any obligation to update the information contained in this slide presentation.

TAC Acquisition Corp. acquisition of AVIEL Systems, Inc.

Executive Summary
• AVIEL is a full-service provider of information technology and management consulting services to the federal government
• AVIEL has long-standing relationships with many of its federal government agency customers
• AVIEL is well positioned to capitalize on the growing budgetary requirements of
DHS and FAA
• Experienced management team supporting federal government customers
• Highly skilled employees with technical certifications and security clearances
• Disciplined process for reviewing and selecting acquisition candidates

TAC Acquisition Corp. acquisition of AVIEL Systems, Inc.

Federal IT Market
• The U.S. federal government is the largest single consumer of information technology (IT) in the world
1
• Federal spending on outsourced IT systems and services is projected to grow from $63.3 billion in fiscal year 2006 to $80.5 billion in fiscal year 2011
2
– Emphasis on homeland security
– IT systems consolidation
– IT security initiatives
Source: INPUT
Total Addressable Federal IT Market
$63.3
$64.0
$67.9
$72.0
$76.1
$80.5
$50
$60
$70
$80
$90
2006 2007 2008 2009 2010 2011
1 As determined by the Office of Management and Budget (OMB). See statement made by OMB representative before the U.S.
House of Representatives on September 10, 2003
2
According to the Federal IT Market Forecast, FY 2006–FY 2011 by INPUT, an independent federal government market research firm
Large, growing
market with
projected 5%
average annual
growth

TAC Acquisition Corp. acquisition of AVIEL Systems, Inc.

AVIEL Strategy
Continue to:
•
Sustain Organic Growth
– Grow existing customer base
– Capitalize on growing budgetary requirements for DHS and other agencies
– Develop relationships with CIOs and other agency decision makers
– Acquire new contract vehicles
•
Implement Disciplined Acquisition Strategy
– Approximately $43 million in cash and zero debt after the transaction
(assuming no conversions by TAC stockholders)

TAC Acquisition Corp. acquisition of AVIEL Systems, Inc.

AVIEL Organization
• AVIEL was formed as a holding company for OPTIMUS and PMC in January
2006 in connection with the redemption of all of the outstanding shares of
OPTIMUS, other than those held by Mr. Chapel.  OPTIMUS acquired PMC in
September 2005.
• OPTIMUS, founded in 1992, and PMC, founded in 1998, each have established track records of organic growth and performance.
John Chapel
President & CEO
Vince Kiernan
CFO
Jodee McGrath
General Counsel
Richard Bodson
COO
Guy Taylor
Senior Vice President
Manny Babounakis
Vice President
Mark Russo
Vice President

TAC Acquisition Corp. acquisition of AVIEL Systems, Inc.

Experienced Leadership
John Chapel
Chairman,
President,  &  CEO
• More than 30 years of experience in federal and commercial markets
• Served as President, Executive Vice President, and COO at several government IT companies
Vince Kiernan
CFO
• Senior Vice President – Finance (2001 – 2006) and Controller (1998 – 2001)
of Anteon International Corp., maintained oversight of the finance and accounting functions including SEC and internal reporting, budgeting, accounting systems, mergers/acquisitions, and integrations
• Managing Director at KPMG Peat Marwick (1995 – 1998)

TAC Acquisition Corp. acquisition of AVIEL Systems, Inc.

Experienced Leadership
• Former President & CEO of PEC Solutions (now Nortel Government
Solutions), a publicly-traded government services company that was acquired by Nortel Networks in 2005
Dr. David Karlgaard
Todd Stottlemyer
Roger Gurner
Industry Focused Board of Directors Nominees
• Former Senior Vice President of Business Development & Strategic Planning
at Anteon (now General Dynamics Information Technology)
• Former CEO of Apogen Technologies, a privately-held government services firm backed by Arlington Capital Partners and sold to QinetiQ North America

TAC Acquisition Corp. acquisition of AVIEL Systems, Inc.

Client Base
Department of Homeland Security (DHS)
• Office of the Chief Information Officer
• Customs and Border Protection
• Immigration and Customs Enforcement
• Citizenship and Immigration Services
• U.S. Coast Guard (USCG)
Department of Defense (DOD)
• DISA
Environmental Protection Agency (EPA)
Department of Transportation (DOT)
• Federal Aviation Administration (FAA)
National Labor Relations Board (NLRB)
DHS IT budget
expected to
grow at 22%,
from $3.6 billion
in 2006 to $4.4
billion in 2007
(3)
3
According to the Federal IT Market Forecast, FY 2006–FY 2011 by INPUT, an independent federal government market research firm

TAC Acquisition Corp. acquisition of AVIEL Systems, Inc.

Representative Programs
U.S. Immigration
and Customs
Enforcement
(ICE)
• Aiding in streamlining the operations of the ICE Office of Acquisition
Management, which is responsible for planning, managing, directing, and coordinating $1.9 billion in procurement for ICE
– Acquisition management
– Program management
DHS Office of the
Chief Information
Officer (OCIO)
• Assisting DHS in implementing the mission critical Homeland Secure
Data Network (HSDN), which will provide DHS officials with a modern IT infrastructure for securely communicating classified information
– Acquisition management
– Program management
– Financial management
FAA
LAN/WAN Support
• Assisting Federal Aviation Administration (FAA) Headquarters in
streamlining operations by consolidating the organization’s
technologies into a standard operation
– Providing managed services for over 4,000 users
– Network operations and desktop support
– Call center
– Information assurance and systems design and integration

TAC Acquisition Corp. acquisition of AVIEL Systems, Inc.

Sources of Revenue
Six Months Ended June 30, 2006
Customer
DHS
62%
FAA
23%
Others
15%
Contract Type
Time-and-
materials
88%
Fixed-
price
12%
Cost-plus
<1%
Source
Prime
99%
Sub
1%
• Funded backlog = $27.9 million
• Total Estimated Remaining Contract
Value = $168.8 million
• 90 active contracts and task orders
spanning 27 U.S. federal government
customers in more than 10 government
agencies
Backlog
As of June 30, 2006

TAC Acquisition Corp. acquisition of AVIEL Systems, Inc.

Solid Revenue and Earnings Growth
4 Actual results for 2005 include PMC’s revenue for the period September 23, 2005 through December 31, 2005, subsequent to the acquisition by OPTIMUS.  Results for 2003 and 2004 are for OPTIMUS alone.
Actual Operating Income
4
$5.2
$2.5
$0.7
$0.3
1.3%
2.1%
5.2%
12.5%
$0
$1
$2
$3
$4
$5
$6
$7
$8
2003 2004 2005 Six Months
Ended June 30,
2006
-1%
1%
3%
5%
7%
9%
11%
13%
Actual Revenue
4
$41.5
$47.8
$35.4
$19.4
$0
$10
$20
$30
$40
$50
2003 2004 2005 Six
Months
Ended
June 30,
2006

TAC Acquisition Corp. acquisition of AVIEL Systems, Inc.

Growth Rate and Margin Comparison
to Publicly Traded Peers
(5)
Source for comparable company data: Capital IQ.
5 Business of selected publicly-traded peers is primarily from the U.S. Government at the federal rather than state or local level
8
6 Actual results for the six months ended June 30, 2006 reflect the results of AVIEL after OPTIMUS' acquisition of PMC in September
2005
7 Actual results for selected periods include PMC’s revenue for the period September 23, 2005 through December 31, 2005, subsequent to the acquisition by OPTIMUS
6 Months Ended June 30, 2006 vs. 6 Months Ended June 30, 2005
6
Revenue Growth
(9.5%)
8.0%
14.1%
16.3% 16.3%
23.2%
26.0% 27.0%
148.4%
DRCO CAI MTCT NLX Median MANT SINT SRX AVIEL
9.0%
18.4%
18.5%
35.2%
36.7% 36.7%
39.4%
49.5%
51.7%
DRCO CAI MANT AVIEL MTCT Median SRX NLX SINT
6 Months Ended June 30, 2006 Operating Profit Margin
3.3%
6.8%
8.0%
8.4% 8.4% 8.4% 8.5%
9.5%
12.5%
DRCO NLX MANT SINT Median SRX CAI MTCT AVIEL
Calendar Year 2005 vs. 2004 Revenue Growth
7

TAC Acquisition Corp. acquisition of AVIEL Systems, Inc.

Transaction Details
• Total merger consideration is approximately $100 million, consisting of cash, stock, and the repayment of debt and other liabilities
• Mr. Chapel, the sole shareholder, will receive $33.6 million in cash and approximately $24 million in stock
8
• In addition, outstanding liabilities of AVIEL and TAC in the aggregate amount of approximately $46.7 million will be paid following closing of the merger
• AVIEL will remain headquartered in McLean, VA, with John Chapel as Chief Executive Officer (CEO)
• Following the transaction, Mr. Chapel will be the largest single shareholder with ownership of approximately 16.3% of the
Company, assuming no conversion rights are exercised by TAC
shareholders
8 Number of shares to be issued based on the book value of TAC’s common stock as of the closing date